(on Country Financial letterhead)




 February 23, 2005


 As a valued customer, we are pleased to provide you with the annual reports for the investment options you have selected under your variable product from COUNTRY Investors Life
 Assurance Company. These reports provide an update on each portfolio's investment holdings and financial information as of December 31, 2004.

 Listed below are the annual reports enclosed in this mailing for the investment options in which you were invested as of January 31, 2005.FN1 If the annual reports for all of your investment options are not included, you will receive an additional mailing(s) for the remaining options. Also enclosed is performance information for the period ended January 31, 2005 and the quarter ending December 31, 2004 reflecting applicable product charges.

 The performance information shown in the annual reports does not reflect product charges, such as premium expense charges, cost of insurance and policy administration fees. If these had been included, investment performance would be lower.

 As   always,   remember  past  performance  cannot  predict   or
 guarantee future returns.

 We hope you find the enclosed information helpful. If you have any questions concerning your contract, please do not hesitate to call your registered representative.

 We appreciate and value your business and look forward to serving you again in the future.


 COUNTRY Investors Life Assurance Company




     [list of investment options contained in this mailing]



_______________________________
 FN1  Note  -  if  you  were  invested in any  of  the  EquiTrust
 Variable   Insurance  Series  Fund  or  COUNTRY  Mutual   Fund
 subaccounts, you will receive the complete annual report for the Fund.

LCI